LEGG MASON TAX-FREE INCOME FUND
                    Legg Mason Maryland Tax-Free Income Trust
                  Legg Mason Pennsylvania Tax-Free Income Trust
               Legg Mason Tax-Free Intermediate-Term Income Trust

                       Supplement to the Prospectus dated
                  August 1, 2005 (as revised December 1, 2005)


The following information replaces the first paragraph under the section "Services for Investors - Exchange Privilege" on page 29 of the Prospectus in its entirety.


Primary Class shares of the funds may be exchanged for Primary Class shares of any other Legg Mason fund and for Class A shares of the Smith Barney Cash Portfolio ("Cash Portfolio"), provided these funds are eligible for sale in your state of residence. If you choose to exchange your fund shares for shares of the Cash Portfolio, the only exchange option available to you will be to exchange back to Primary Class shares of a Legg Mason fund. You can request an exchange in writing or by telephone. Be sure to read the current prospectus for any fund into which you are exchanging.





 This supplement should be retained with your Prospectus for future reference.

                   This supplement is dated January 30, 2006.